UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 12, 2007

ANGELICA CORPORATION
(Exact name of registrant as specified in its charter)

Missouri	1-5674	43-0905260
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

424 South Woods Mill Road
Chesterfield, Missouri		63017-3406
(Address of principal executive offices)		(Zip Code)

(314) 854-3800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01            Regulation FD Disclosure

Angelica Corporation has furnished with this Form 8-K a slide presentation that it intends to use from time to time in conferences and discussions with securities analysts, stockholders and others interested in the Company.  The slide presentation is furnished on Exhibit 99.1 and will be presented at scheduled analyst meetings to be held on December 12, 2007.

The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, unless the Registrant specifically incorporates it by reference in a document filed under the Securities Act of 1933 or Securities Exchange Act of 1934. By furnishing this information on Form 8-K, the Registrant makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

Item  9.01           Financial Statements and Exhibits

(d)           Exhibits

 99.1 Slide presentation of Angelica Corporation

*            *            *

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 12, 2007

ANGELICA CORPORATION

By: /s/ James W. Shaffer
James W. Shaffer
Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Slide Presentation of Angelica Corporation